Exhibit 10.4
PARTIAL TERMINATION OF AND FOURTEENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)

THIS PARTIAL TERMINATION OF AND FOURTEENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of September 17, 2019, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 22, 2011, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 31, 2012, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 19, 2013, that certain Partial Termination of and Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 1, 2014, that certain Partial Termination of and Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 20, 2015, that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 30, 2016, that certain Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2017, that certain Eleventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 31, 2018, that certain Partial Termination and Twelfth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of May 1, 2019 and that certain Thirteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of May, 2019 (as so amended, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 2), all as more particularly described in Amended Lease No. 2;
WHEREAS, Amended Lease No. 2 was further modified by that certain Transaction Agreement, dated as of April 1, 2019, between Five Star Senior Living Inc., on behalf of itself and certain of its subsidiaries, and Senior Housing Properties Trust, on behalf of itself and certain of its subsidiaries (the “Transaction Agreement”);
WHEREAS, simultaneously herewith, SPTIHS Properties Trust is selling the real property and related improvements known as (i) West Bridge Care & Rehabilitation located at 1015 West Summit Street, Winterset, Iowa, as more particularly described on Exhibit A-20 to Amended Lease No. 2, (ii) Woodhaven Care Center located at 510 W. 7th Street, Ellinwood, Kansas, as more particularly described on Exhibit A-22 to Amended Lease No. 2, (iii) Crestview Health Care Center located at 1100 West First Street, P.O. Box D, Milford, Nebraska, as more particularly described on Exhibit A-35 to Amended Lease No. 2, (iv) Morys Haven located at 1112 15th Street, Columbus, Nebraska, as more particularly described on Exhibit A-31 to Amended Lease No. 2, (v) Utica Community Care Center located at 1350 Centennial Avenue, Utica, Nebraska, as more particularly described on Exhibit A-36 to Amended Lease No. 2 and (vi) Wedgewood Care Center located at 800 Stoeger Drive, Grand Island, Nebraska, as more particularly described on Exhibit A-33 to Amended Lease No. 2 (collectively, the “Midwest Properties”); and
WHEREAS, in connection with the foregoing, SPTIHS Properties Trust and the other entities comprising Landlord and Five Star Quality Care Trust and the other entities comprising Tenant wish to amend Amended Lease No. 2 to terminate Amended Lease No. 2 with respect to the Midwest Properties;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, effective as of the date hereof, as follows:
1.    Partial Termination of Lease. Amended Lease No. 2 is terminated with respect to the Midwest Properties and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Midwest Properties from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of Amended Lease No. 2.
2.    Minimum Rent. The defined term “Minimum Rent” set forth in Section 1.67 of Amended Lease No. 2 is hereby reduced by the sum of Fifty-Three Thousand One Hundred Thirty-Three and 49/100 Dollars ($53,133.49) per month in accordance with Section 2.1(1)(b) of the Transaction Agreement.
3.    Schedule 1. Schedule 1 to Amended Lease No. 2 is deleted in its entirety and replaced with Schedule 1 attached hereto.
4.    Exhibit A. Exhibit A to Amended Lease No. 2 is amended by deleting Exhibits A-20, A-22, A-31, A-33, A-35 and A-36 attached thereto in their entirety and replacing each with “Intentionally Deleted.”
5.    Ratification. As amended hereby, Amended Lease No. 2 is ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument as of the date first above written.

LANDLORD:

CCC FINANCING I TRUST,
CCC INVESTMENTS I, L.L.C.,
CCC OF KENTUCKY TRUST,
CCC PUEBLO NORTE TRUST,
CCDE SENIOR LIVING LLC,
CCOP SENIOR LIVING LLC,
O.F.C. CORPORATION,
SNH CHS PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST, and
SPTMNR PROPERTIES TRUST

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President of each of the foregoing entities

CCC FINANCING LIMITED, L.P.

By:	CCC Retirement Trust,
its General Partner

	By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:	Crestline Ventures LLC,
its General Partner

	By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

[Signature Page to Partial Termination of and Fourteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2)]

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:	CCC Leisure Park Corporation
its General Partner

	By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

[Signature Page to Partial Termination of and Fourteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2)]

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Katherine E. Potter
Katherine E. Potter
President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Katherine E. Potter
Katherine E. Potter
President

[Signature Page to Partial Termination of and Fourteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2)]

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Ashton Gables in Riverchase 2184 Parkway Lake Drive Birmingham, AL 35244	2009	$2,121,622	08/01/2008	8%
A-2	Lakeview Estates 2634 Valleydale Road Birmingham, AL 35244	2009	$2,692,868	08/01/2008	8%
A-3	Forum at Pueblo Norte 7090 East Mescal Street Scottsdale, AZ 85254	2005	$11,470,312	01/11/2002	10%
A-4	Intentionally deleted.	N/A	N/A	N/A	N/A
A-5	Intentionally deleted.	N/A	N/A	N/A	N/A
A-6	Skyline Ridge Nursing & Rehabilitation Center 515 Fairview Avenue Canon City, CO 81212	2005	$4,104,100	12/31/2001	10%
A-7	Springs Village Care Center 110 West Van Buren Street Colorado Springs, CO 80907	2005	$4,799,252	12/31/2001	10%
A-8	Willow Tree Care Center 2050 South Main Street Delta, CO 81416	2005	$4,310,982	12/31/2001	10%
A-9	Cedars Healthcare Center 1599 Ingalls Street Lakewood, CO 80214	2005	$6,964,007	12/31/2001	10%
A-10	Millcroft 255 Possum Park Road Newark, DE 19711	2005	$11,410,121	01/11/2002	10%
A-11	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	2005	$13,446,434	01/11/2002	10%
A-12	Foulk Manor South 407 Foulk Road Wilmington, DE 19803	2005	$4,430,251	01/11/2002	10%
A-13	Shipley Manor 2723 Shipley Road Wilmington, DE 19810	2005	$9,333,057	01/11/2002	10%
A-14	Forum at Deer Creek 3001 Deer Creek Country Club Blvd. Deerfield Beach, FL 33442	2005	$12,323,581	01/11/2002	10%
A-15	Springwood Court 12780 Kenwood Lane Fort Myers, FL 33907	2005	$2,577,612	01/11/2002	10%
A-16	Fountainview 111 Executive Center Drive West Palm Beach, FL 33401	2005	$7,920,202	01/11/2002	10%
A-17	Morningside of Athens 1291 Cedar Shoals Drive Athens, GA 30605	2006	$1,560,026	11/19/2004	9%
A-18	Marsh View Senior Living 7410 Skidaway Road Savannah, GA 31406	2007	$2,108,378	11/01/2006	8.25%
A-19	Intentionally deleted.	N/A	N/A	N/A	N/A
A-20	Intentionally deleted.	N/A	N/A	N/A	N/A
A-21	Meadowood Retirement Community 2455 Tamarack Trail Bloomington, IN 47408	2009	$12,061,814	11/01/2008	8%

A-22	Intentionally deleted.	N/A	N/A	N/A	N/A
A-23	Lafayette at Country Place 690 Mason Headley Road Lexington, KY 40504	2005	$4,928,052	01/11/2002	10%
A-24	Lexington Country Place 700 Mason Headley Road Lexington, KY 40504	2005	$8,893,947	01/11/2002	10%
A-25	Intentionally deleted.	N/A	N/A	N/A	N/A
A-26	Intentionally deleted.	N/A	N/A	N/A	N/A
A-27	HeartFields at Bowie 7600 Laurel Bowie Road Bowie, MD 20715	2005	$2,436,102	10/25/2002	10%
A-28	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701	2005	$2,173,971	10/25/2002	10%
A-29	Intentionally deleted.	N/A	N/A	N/A	N/A
A-30	Intentionally deleted.	N/A	N/A	N/A	N/A
A-31	Intentionally deleted.	N/A	N/A	N/A	N/A
A-32	Intentionally deleted.	N/A	N/A	N/A	N/A
A-33	Intentionally deleted.	N/A	N/A	N/A	N/A
A-34	Intentionally deleted.	N/A	N/A	N/A	N/A
A-35	Intentionally deleted.	N/A	N/A	N/A	N/A
A-36	Intentionally deleted.	N/A	N/A	N/A	N/A
A-37	Leisure Park 1400 Route 70 Lakewood, NJ 08701	2005	$14,273,446	01/07/2002	10%
A-38	Franciscan Manor 71 Darlington Road Patterson Township Beaver Falls, PA 15010	2006	$4,151,818	10/31/2005	9%
A-39	Mount Vernon of Elizabeth 145 Broadlawn Drive Elizabeth, PA 15037	2006	$2,332,574	10/31/2005	9%
A-40	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	2006	$3,878,300	10/31/2005	9%
A-41	Myrtle Beach Manor 9547 Highway 17 North Myrtle Beach, SC 29572	2005	$6,138,714	01/11/2002	10%
A-42	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	2006	$1,381,775	11/19/2004	9%
A-43	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	2009	$1,469,683	02/07/2008	8%
A-44	Forum at Park Lane 7831 Park Lane Dallas, TX 75225	2005	$13,620,931	01/11/2002	10%
A-45	Heritage Place at Fredericksburg 96 Frederick Road Fredericksburg, TX 78624	2009	$1,386,771	02/07/2008	8%
A-46	Intentionally deleted.	N/A	N/A	N/A	N/A
A-47	Intentionally deleted.	N/A	N/A	N/A	N/A
A-48	ManorPointe - Oak Creek Independent Senior Apartments and Meadowmere - Mitchell Manor - Oak Creek 700 East Stonegate Drive and 701 East Puetz Road Oak Creek, WI 53154	2009	$4,189,440	01/04/2008	8%
A-49	Intentionally deleted.	N/A	N/A	N/A	N/A
A-50	The Virginia Health & Rehabilitation Center 1451 Cleveland Avenue Waukesha, WI 53186	2005	$6,128,045	12/31/2001	10%

A-51	Reserve at Greenbriar 1005 Elysian Place Chesapeake, Virginia	2012	$2,508,269	06/20/2011	7.5%
A-52	Palms at St. Lucie West 501 N.W. Cashmere Boulevard Port St. Lucie, Florida	2012	$2,903,642	07/22/2011	7.5%
A-53	Forum at Desert Harbor 13840 North Desert Harbor Drive Peoria, AZ 85381	2005	$9,830,918	01/11/2002	10.0%
A-54	Forum at Tucson 2500 North Rosemont Blvd. Tucson, AZ 85712	2005	$13,258,998	01/11/2002	10.0%
A-55	Park Summit at Coral Springs 8500 Royal Palm Blvd. Coral Springs, FL 33065	2005	$11,229,677	01/11/2002	10.0%
A-56	Gables at Winchester 299 Cambridge Street Winchester, MA 01890	2005	$6,937,852	01/11/2002	10.0%
A-57	Forum at Memorial Woods 777 North Post Oak Road Houston, TX 77024	2005	$19,734,400	01/11/2002	10.0%